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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 13, 2002

                                COMPOSITECH LTD.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             0-20701                                    11-2710467
   (Commissioner File Number)              (IRS Employer Identification Number)

                              4 Fairbanks Boulevard
                            Woodbury, New York 11797
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (516) 835-1458

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Item 5.  Other Events.

         On November 14, 2002, Compositech Ltd. issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits. The following exhibits accompany this Report:

         Exhibit
         Number       Exhibit Description
         99           Compositech Ltd. press release dated November 14, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMPOSITECH LTD.

                                        By:  /s/ Samuel S. Gross
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                                            Samuel S. Gross
                                            Executive Vice President, Secretary
                                             and Treasurer

Date: November 15, 2002
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Index to Exhibits

   Exhibit                                                          Sequentially
   Number               Description of Exhibit                     Numbered Page
   ------               ----------------------                     -------------

     99             Compositech Ltd. press release dated
                     November 14, 2002.                                  3